SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      25-Mar-02

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2002 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-69800-01           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 3/25/2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 3/25/2002.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           25-Mar-02


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            25-Mar-02

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
AF-1        80500000.00        78233356.41  1671194.77    76562161.64
AF-2        40000000.00        40000000.00        0.00    40000000.00
AF-3        36000000.00        36000000.00        0.00    36000000.00
AF-4        40500000.00        40500000.00        0.00    40500000.00
AF-5         9040000.00         9040000.00        0.00     9040000.00
AF-6        22800000.00        22800000.00        0.00    22800000.00
MF-1        15300000.00        15300000.00        0.00    15300000.00
MF-2        11974000.00        11974000.00        0.00    11974000.00
BF           9980000.00         9980000.00        0.00     9980000.00
AV          204103000.00      203019999.28  1573936.18   201446063.10
MV-1        18046000.00        18046000.00        0.00    18046000.00
MV-2        10578000.00        10578000.00        0.00    10578000.00
BV          16179000.00        16179000.00        0.00    16179000.00
X-IO               0.00               0.00        0.00           0.00
R                  0.00               0.00        0.00           0.00
Total       515000000.00      511650355.69  3245130.95   508405224.74


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
AF-1           189715.89           2.91000%  1860910.66
AF-2           129666.67           3.89000%   129666.67
AF-3           139200.00           4.64000%   139200.00
AF-4           187650.00           5.56000%   187650.00
AF-5            45049.33           5.98000%    45049.33
AF-6           105260.00           5.54000%   105260.00
MF-1            78285.00           6.14000%    78285.00
MF-2            65258.30           6.54000%    65258.30
BF              55971.17           6.73000%    55971.17
AV             339494.55           2.15000%  1913430.73
MV-1            37896.60           2.70000%    37896.60
MV-2            26574.29           3.23000%    26574.29
BV              51593.03           4.10000%    51593.03
X-IO          2536403.79           0.00000%  2536403.79
R                   0.00           0.00000%        0.00
Total         3988018.62                     7233149.57


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
AF-1         152314 EF3         20.76018348  2.35671913
AF-2         152314 EG1          0.00000000  3.24166675
AF-3         152314 EH9          0.00000000  3.86666667
AF-4         152314 EJ5          0.00000000  4.63333333
AF-5         152314 EK2          0.00000000  4.98333296
AF-6         152314 EL0          0.00000000  4.61666667
MF-1         152314 EM8          0.00000000  5.11666667
MF-2         152314 EN6          0.00000000  5.45000000
BF           152314 EP1          0.00000000  5.60833367
AV           152314 EQ9          7.71147989  1.66334914
MV-1         152314 ER7          0.00000000  2.10000000
MV-2         152314 ES5          0.00000000  2.51222254
BV           152314 ET3          0.00000000  3.18888868
X-IO             0               6.30122515  7.74372548
R                0               0.00000000  0.00000000


               Total    Ending Certificate
   Class    Distribution      Balance
    AF-1     23.11690261       951.08275329
    AF-2      3.24166675      1000.00000000
    AF-3      3.86666667      1000.00000000
    AF-4      4.63333333      1000.00000000
    AF-5      4.98333296      1000.00000000
    AF-6      4.61666667      1000.00000000
    MF-1      5.11666667      1000.00000000
    MF-2      5.45000000      1000.00000000
     BF       5.60833367      1000.00000000
     AV       9.37482903       986.98237214
    MV-1      2.10000000      1000.00000000
    MV-2      2.51222254      1000.00000000
     BV       3.18888868      1000.00000000
    X-IO     14.04495062       987.19461115
     R        0.00000000         0.00000000


SEC. 7.09 (a) (i) & (iii)                  See Page 1




SEC. 7.09 (a) (ii)                         Group I     Group II       Total
Scheduled Principal Received               231173.86      129141.17    360315.03
Prepayments (incl. Curtailments)           1440020.91    1444795.01   2884815.92
Purchased Principal                        0.00             0.00            0.00
Liquidation Proceeds applied to principal  0.00             0.00            0.00
Extra Principal Distribution Amount        0.00             0.00            0.00

SEC. 7.09 (a) (iv) & (v)                     Interest     Principal
Total Certificate Carryover Shortfall Amoun        0.00           0.00
  Class AF-1 Carryover Shortfall Amount            0.00           0.00
  Class AF-2 Carryover Shortfall Amount            0.00           0.00
  Class AF-3 Carryover Shortfall Amount            0.00           0.00
  Class AF-4 Carryover Shortfall Amount            0.00           0.00
  Class AF-5 Carryover Shortfall Amount            0.00           0.00
  Class AF-6 Carryover Shortfall Amount            0.00           0.00
  Class AV Carryover Shortfall Amount              0.00           0.00
  Class MF-1 Carryover Shortfall Amount            0.00           0.00
  Class MF-2 Carryover Shortfall Amount            0.00           0.00
  Class BF Carryover Shortfall Amount              0.00           0.00
  Class MV-1 Carryover Shortfall Amount            0.00           0.00
  Class MV-2 Carryover Shortfall Amount            0.00           0.00
  Class BV Carryover Shortfall Amount              0.00           0.00

SEC. 7.09 (a) (vi)      Group I            Group II    Total
Aggregate Loan Balance     262156161.64    246249063.10   508405224.74

SEC. 7.09 (a) (vii)
O/C Amount                     0.00             0                    0
Required O/C Amount            0.00             0                    0

SEC. 7.09 (a) (viii)
Code Section 6049(d)(7)(C) Information-Required Market Discount Information Provided at Calendar Year End.

SEC. 7.09 (a) (ix)                         Group I     Group II       Total
Substitution Amounts                       0.00        0.00           0.00
Loan Purchase Prices                       0.00        0.00           0.00

SEC. 7.09 (a) (x)
Weighted Average Coupon                        10.2582%        9.4271%

SEC. 7.09 (a) (xi)
Group Monthly Interest                       2145398.12      1843620.5

SEC. 7.09 (a) (xiii)
Weighted Average Gross Margin (Group II)                       7.6362%

SEC. 7.09 (a) (xiv)
Largest Home Equity Loan Balance Outstandin   546963.62      575047.03

SEC. 7.09 (a) (xv)
Basic Principal Amount                       1671194.77     1573936.18

SEC. 7.09 (a) (xvi)
Net WAC Cap Carryover Paid                         0.00           0.00
Net WAC Cap Carryover Unpaid                       0.00           0.00

SEC. 7.09 (a) (xviii)
Group Net Wac Cap                               9.7559%        9.5622%

SEC. 7.09 (a) (xix)
Realized Loss Amounts applied to Subordinate Certificates
            Class M-1                              0.00           0.00
            Class M-2                              0.00           0.00
            Class B                                0.00           0.00
SEC. 7.09 (a) (xx)
Stepdown Date Occurrence                   NO          NO

SEC. 7.09 (b) (i)
Delinquencies(1)
            Period      Number             Percentage  Prin. Balance  Percentage
            30-59 Days  46                 1.1095%          2257507.78   0.8611%
Group I     60-89 Days  19                 0.4583%           965035.68   0.3681%
            90+ Days    2                  0.0482%            97738.15   0.0373%

            30-59 Days  33                 1.4442%          3007529.71   1.2213%
Group II    60-89 Days  5                  0.2188%           512615.01   0.2082%
            90+ Days    0                  0.0000%                   0   0.0000%

            30-59 Days  79                 1.2284%          5265037.49   1.0356%
TOTAL       60-89 Days  24                 0.3732%          1477650.69   0.2906%
            90+ Days    2                  0.0311%            97738.15   0.0192%

            Total Group 4146               100.0000%      262156161.64 100.0000%
            Total Group 2285               100.0000%      246249063.10 100.0000%
            Total       6431               100.0000%      508405224.74 100.0000%
(1) Includes Bankruptcies, excludes Foreclosures and REOs ; Based on each respective Group's loan count and balance.

SEC. 7.09(b) (ii)       Group I            Group II    Total
Foreclosure Count                         0           0              0
Foreclosure Balance                       0           0              0
New Foreclosure Count                     0           0              0
New Foreclosure Balance                   0           0              0

SEC. 7.09 (b) (iii)
Bankruptcy:  Count                       10           6             16
Bankruptcy:  Balance              314672.32   629749.07      944421.39
Balloon Loans: Count                    452           0            452
Balloon Loans: Balance          30577728.66        0.00    30577728.66

SEC. 7.09 (b) (iv)
REO:  Count                               0           0              0

SEC. 7.09 (b) (v)
REO:  Book Value                          0           0              0

SEC. 7.09 (b) (vi)
Cumulative Realized Loss               0.00        0.00           0.00

SEC. 7.09 (b) (vii)
Net Liquidation Proceeds               0.00        0.00           0.00

SEC. 7.09 (b) (viii)
3-Month Rolling Average 60+ Day Delinquency     0.2120%        0.1041%

SEC. 7.09 (b) (ix)
Trigger Event Occurrence        NO              NO

SEC. 7.08 (1) - (4)
            Amount in Certificate Account  Excess Interest

                                           Group I     Group II

Total:                           7234149.57  1148841.76     1387562.03

  Class AF-1 Allocation          1860910.66           0           0.00
  Class AF-2 Allocation           129666.67        0.00           0.00
  Class AF-3 Allocation           139200.00        0.00           0.00
  Class AF-4 Allocation           187650.00        0.00           0.00
  Class AF-5 Allocation            45049.33        0.00           0.00
  Class AF-6 Allocation           105260.00        0.00           0.00
  Class MF-1 Allocation            78285.00        0.00           0.00
  Class MF-2 Allocation            65258.30        0.00           0.00
  Class BF Allocation              55971.17        0.00           0.00
  Class AV Allocation            1913430.73        0.00           0.00
  Class MV-1 Allocation            37896.60        0.00           0.00
  Class MV-2 Allocation            26574.29        0.00           0.00
  Class BV Allocation              51593.03        0.00           0.00
  Total Class A                  4696745.78           0           0.00

SEC. 7.08 (5)
            Beginning        Principal     Ending
Class       Balance        Distribution    Balance
AF-1         78233356.41    1671194.77      76562161.64
AF-2         40000000.00       0.00         40000000.00
AF-3         36000000.00       0.00         36000000.00
AF-4         40500000.00       0.00         40500000.00
AF-5          9040000.00       0.00          9040000.00
AF-6         22800000.00       0.00         22800000.00
MF-1         15300000.00       0.00         15300000.00
MF-2         11974000.00       0.00         11974000.00
BF            9980000.00       0.00          9980000.00
AV          203019999.28    1573936.18     201446063.10
MV-1         18046000.00       0.00         18046000.00
MV-2         10578000.00       0.00         10578000.00
BV           16179000.00       0.00         16179000.00

SEC. 7.08 (6)
                                    Group I    Group II          Total
Current Period Realized                0.00        0.00           0.00

            Applied Loss Amt
Class M-1                              0.00        0.00
Class M-2                              0.00        0.00
Class B                                0.00        0.00

SEC. 7.08 (7)
Subordination Increase Amount                      0.00           0.00
Excess Overcollateralization Amount                0.00           0.00
Required Overcollateralization Amount              0.00           0.00

SEC. 7.09 (b) (iv & v)

                        REO Status

Group       Loan Number Book Value         Status


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Donna Fanning
                                            --------------------------
                                             Name:  Donna Fanning
                                             Title: Vice President, Bank One NA
Dated:         25-Mar-02